Exhibit 99.1

Hinge Health announces $250 million share repurchase program

San Francisco, California – November 12, 2025 – Hinge Health, Inc. (NYSE: HNGE) today announced that its board of directors has authorized a $250 million share repurchase program.

“During the first three quarters of 2025, we generated $108 million in cash from operations and $118 million in free cash flow1, reflecting the strength and scalability of our business model,” said James Budge, CFO, Hinge Health. “We maintain a robust balance sheet, with nearly $500 million in cash and investments as of the end of Q3 2025. Notably, substantially all of our IPO proceeds were used towards tax obligations for employee RSU settlement and a small secondary for pre-IPO investors. None was put to our balance sheet for long-term use."

“Our strong free cash flow puts us in a unique position to be able to invest in organic growth while concurrently evaluating targeted M&A and returning capital to our shareholders,” said Daniel Perez, Co-Founder and CEO, Hinge Health. “We expect to continue to invest in improving member outcomes and experiences, while increasing enrollment and reducing costs for our clients. We will also opportunistically repurchase shares to offset future dilution.”

Share Repurchase Program

On November 10, 2025, our board of directors approved a share repurchase program with authorization to purchase up to $250 million of our outstanding Class A Common Stock.

Repurchases under the program may be made in the open market, in privately negotiated transactions, or by other methods with the amount and timing of repurchases to be determined at our discretion, depending on market conditions and corporate needs. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. We may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of our shares under this authorization. This program does not obligate us to repurchase any particular dollar amount or number of shares of Class A Common Stock, and may be modified, suspended, or terminated at any time at the discretion of our board of directors. We expect to fund repurchases with existing cash and cash equivalents and ongoing cash from operations.

About Hinge Health

Hinge Health is focused on scaling and automating the delivery of health care, starting with musculoskeletal conditions. Leveraging an AI-powered care model, wearable devices and access to expert clinicians, Hinge Health delivers personalized, evidence-based care that helps people move beyond pain, improving member outcomes and experiences and reducing costs for clients. The company is headquartered in San Francisco, California.

Available Information

Our investors and others should note that we announce material information to the public about our company, products and services, and other matters related to our company through a variety of means, including filings with the U.S. Securities and Exchange Commission (“SEC”), the investor relations page on our website (ir.hingehealth.com), press releases, public conference calls, and webcasts in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our obligations under Regulation FD.

1 Free cash flow is a non-GAAP financial measure. Refer to our earnings release for the third quarter ended September 30, 2025 available on our website for a reconciliation of free cash flow to its comparable GAAP measure and additional information regarding our use of free cash flow.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding our ability to drive future growth and execute on our goals and strategies and the amount, timing, and sources of funding for the share repurchase program. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including those more fully described in our filings with the SEC, including in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 7, 2025. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligations to update any forward-looking statements, except as required by law.

Investor Relations Contact:

ir@hingehealth.com

Media Contact:

media@hingehealth.com